Exhibit 99.1

NYSE: IIPR and IIPR Pr A www. innovativeindustrialproperties .com LEADING PROVIDER OF REAL ESTATE CAPITAL FOR THE MEDICAL - USE CANNABIS INDUSTRY 1 As of January 22, 2019

Notice to Investors and Forward - Looking Statements This presentation and our associated comments include "forward - looking statements" (within the meaning of the Private Securities Litigation Reform Act of 1995 , Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended) that are subject to risks and uncertainties . In particular, statements pertaining to our capital resources, portfolio performance and results of operations contain forward - looking statements . Likewise, our statements regarding anticipated growth in our funds from operations and anticipated market and regulatory conditions, our strategic direction, our dividend rate and policy, demographics, results of operations, plans and objectives are forward - looking statements . Forward - looking statements involve numerous risks and uncertainties, and you should not rely on them as predictions of future events . Forward - looking statements depend on assumptions, data or methods which may be incorrect or imprecise, and we may not be able to realize them . We do not guarantee that the transactions and events described will happen as described (or that they will happen at all) . You can identify forward - looking statements by the use of forward - looking terminology such as "believes," "expects," "may," "will," "should," "seeks," "approximately," "intends," "plans," "estimates" or "anticipates" or the negative of these words and phrases or similar words or phrases . You can also identify forward - looking statements by discussions of strategy, plans or intentions . The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward - looking statements : our business and investment strategy ; our projected operating results ; actions and initiatives of the U . S . or state governments and changes to government policies and the execution and impact of these actions, initiatives and policies, including the fact that cannabis remains illegal under federal law ; availability of suitable investment opportunities in the medical - use cannabis industry ; concentration of our portfolio of assets and limited number of tenants ; our understanding of our competition and our potential tenants' alternative financing sources ; the estimated growth in and evolving market dynamics of the medical - use cannabis market ; the demand for medical - use cannabis cultivation and processing facilities ; the expected medical - use or adult - use cannabis legalization in certain states ; shifts in public opinion regarding medical - use cannabis ; the state of the U . S . economy generally or in specific geographic areas ; economic trends and economic recoveries ; our ability to access equity or debt capital ; financing rates for our assets ; our expected leverage ; changes in the values of our assets ; our portfolio of assets ; our investments ; interest rate mismatches between our assets and our borrowings used to fund such investments ; changes in interest rates and the market value of our assets ; rates of default on leases for our assets ; the degree to which any interest rate or other hedging strategies may or may not protect us from interest rate volatility ; impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters ; our ability to qualify as a real estate investment trust (“REIT”) and, once qualified, maintain our qualification as a REIT for U . S . federal income tax purposes ; our ability to maintain our exemption from registration under the Investment Company Act of 1940 ; availability of qualified personnel ; and market trends in our industry, interest rates, real estate values, the securities markets or the general economy . The risks included here are not exhaustive, and additional factors could adversely affect our business and financial performance . In addition, we discussed a number of material risks in our Annual Report on Form 10 - K for the year ended December 31 , 2017 , as updated in Item 8 . 01 of our Current Report on Form 8 - K filed with the SEC on May 31 , 2018 and in Part II – Item 1 A of our Quarterly Reports on Form 10 - Q for the quarters ended June 30 , 2018 and September 30 , 2018 . Those risks continue to be relevant to our performance and financial condition . Moreover, we operate in a very competitive and rapidly changing environment . New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward - looking statements . Any forward - looking statement made by us speaks only of the date on which we make it . We undertake no obligation to publicly update or revise any forward - looking statements, whether as a result of new information, future events or otherwise, except as may be required by law . Stockholders and investors are cautioned not to unduly rely on such forward - looking statements when evaluating the information presented in our filings and reports . Market and industry data are included in this presentation . We have obtained substantially all of this information from internal studies, public filings, other independent published industry sources and market studies prepared by third parties . We believe these internal studies, public filings, other independent published industry sources and market studies prepared by third parties are reliable . However, this information may prove to be inaccurate . No representation or warranty is made as to the accuracy of such information . 2

The Company

- **Focused Strategy:**
  - ✓ Medical cannabis approved licensees
  - ✓ Locations in states with robust medical cannabis approved programs (33 states plus D.C.)
  - ✓ Acquisition of existing, redeveloped and under development industrial buildings including attached enclosed greenhouse facilities. Acquisition investment includes enhanced HVAC, electrical, plumbing, lighting and robust security systems
  - ✓ Target initial yields in the mid-teens provided by absolute triple net long-term leases with annual escalations of 3-4%(1)
- **Experienced Management Team:**
  - ✓ Strong, specialized real estate underwriters with over $10 billion in acquisition and development transaction value(2)
  - ✓ Extensive public company expertise with track record of creating stockholder value
- **Financial Position:**
  - ✓ Unleveraged balance sheet
  - ✓ Commenced paying dividends on common stock in our 2nd full quarter with a current annualized dividend of $1.40 per share (3)
- **Continued Growth Potential:**
  - ✓ IIP is in various stages of negotiations for additional investments, for both new tenants and expanding partnerships with existing tenants(4)

(1) Initial yield calculated by dividing the initial base rent under the lease by the purchase price for the property.
(2) Based on aggregate acquisitions and development activity of BioMed Realty Trust, Inc. (formerly NYSE: BMR) and Alexandria Real Estate Equities, Inc. (NYSE: ARE) during Alan Gold's tenure as a senior executive in each company.
(3) The company paid a fourth quarter dividend of $0.35 per share on January 15, 2019. The decision to declare and pay dividends is at the sole discretion of our board of directors in light of conditions then existing, and there can be no assurance that a dividend will be declared and paid for any time period in any amount.
(4) There can be no assurance that we will consummate the acquisition of any of the properties in our current acquisition pipeline on the terms anticipated, or at all.

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The Medical Cannabis Industry 4 (1) Source: ArcView Market Research (2) Source: Marijuana Policy Project (3) Source: 2017 poll by Quinnipiac University (4) From medical - use cannabis regulations and disclosures on applicable state government websites. » Rapidly growing industry with significant demand for cultivation facilities: x Large market: North American regulated cannabis sales grew to $9.1 billion in 2017, up 32% from 2016, including $6.7 billion of medical - use cannabis sales, and is expected to reach $28.9 billion by 2022 representing a compound annual growth rate of 26% (1) x 33 U.S. states, where over 200 million Americans live, have legalized cannabis for medical use x In February 2018, an estimated 2.3 million people used or were registered to use legalized medical cannabis (2) x Overwhelming popular support for medical - use cannabis, with 94% of Americans supporting patient access to medical - use cannabis, if recommended by a doctor (3) x A wide variety of medical conditions qualifying for treatment with medical cannabis, including cancer, HIV/AIDs, pain, nausea, seizures, muscle spasms, multiple sclerosis, post - traumatic stress disorder, migraines, arthritis, Parkinson's disease, Alzheimer's, lupus, spinal cord injuries and terminal illness (4)

The Team

The Innovative Industrial Properties team has the proven experience and track record in all aspects of real estate - including acquisitions, management, development and financing, to capitalize on this rapidly expanding industry

Alan Gold, Executive Chairman

Co-founder of BioMed Realty (formerly NYSE: BMR) and Alexandria Real Estate (NYSE: ARE)

Paul Smithers, President and CEO

35+ years of legal and regulatory experience

Catherine Hastings, CFO, CAO & Treasurer

20 years of accounting and real estate experience - former VP, Internal Audit of BioMed Realty

Brian Wolfe, VP, General Counsel & Secretary

Former VP, Corporate Legal of BioMed Realty, former attorney at Latham & Watkins LLP

Ben Regin, Director of Investments & Finance

Former Senior Associate, Investments and Senior Associate, Asset Management at BioMed Realty

Andy Bui, Controller

Former Senior Director, Financial Reporting at BioMed Realty

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The Portfolio 6 Innovative Industrial Properties Portfolio Statistics (as of 12/21/18) Properties 11 Rentable Square Feet (1) 1,027,000 States Arizona, Colorado, Illinois, Maryland, Massachusetts (2), Michigan, Minnesota, New York (2), and Pennsylvania Total Invested Capital (2) $167.4 Million Average Yield on Invested Capital (3) 15.3% % Leased 100% Weighted Average Lease Length (4) Approximately 14.8 years (1) Includes approximately 114 , 000 square feet under development . (2) Includes the initial purchase prices and funding of tenant improvements and construction funding for properties of approximately $ 147 . 9 million in the aggregate (excluding transaction costs) and $ 19 . 5 million for reimbursement of tenant improvements and construction funding, which have been committed . (3) Average yield is calculated as the sum of the current base rents, supplemental rent (with respect to the PharmaCann NY property) and property management fees, after the expiration of applicable base rent abatement periods, divided by the aggregate investment in the properties (excluding transaction costs and including aggregate potential development funding and tenant reimbursements of approximately $ 19 . 5 million) . (4) Weighted average lease length calculated by weighting the remaining lease term based on base rent, excluding supplemental rent (with respect to the PharmaCann NY property) and management fees, after the expiration of applicable base rent abatement periods .

The Portfolio – Tenant Roster 7

The Portfolio – Tenant Roster

Tenant	Amount Invested[(1)]	Comments
PharmaCann	$48.5 million	Vertically integrated, multi-state operator Signed definitive agreement to merge with MedMen
Ascend Wellness	$25.0 million	Vertically integrated, multi-state operator Active in Illinois, Massachusetts, Michigan
Vireo Health	$22.0 million	Vertically integrated, multi-state operator Active in Minnesota, Maryland, Pennsylvania, New York, Ohio
The Pharm	$18.0 million	Large scale producer, seeking expansion in multiple other markets
Holistic Industries LLC	$16.9 million	One of only a few vertically integrated operators in Maryland
Green Peak Innovations	$13.0 million	Approved for operation of 12 medical cultivation licenses in Michigan
Holistic Industries, Inc.	$12.7 million	Vertically integrated operator with management experience across multiple states
The Green Solution	$11.3 million	One of the leading, vertically integrated operators in Colorado

(1) Includes committed amounts to reimburse tenants for future construction costs and tenant improvements.

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Per Square Foot Comparison

Variances in construction type (industrial vs. greenhouse), market, building size, location, and other factors may result in significant differences in purchase prices per square foot

Project	Total Investment (1)	Rentable Sq. Ft.	Purchase Price Per Sq. Ft.	Comments
Ascend Wellness (IL)	$25.0 million	75,000	**$333**	Enhancement of 2015-constructed facility with tenant improvement funding
PharmaCann (MA)	$18.5 million	58,000	**$319**	Under construction, includes excess land
PharmaCann (NY)	$30.0 million	127,000	**$236**	New construction, includes expansion space and excess land
Holistic Industries (MD)	$16.9 million	72,000	**$233**	Newly built indoor facility in established suburban D.C. business park
Green Peak (MI)	$13.0 million	56,000	**$232**	Under construction, includes excess land
Holistic Industries (MA)	$12.7 million	55,000	**$231**	Rehab of existing facility, includes expansion space and excess land

(1) Includes committed amounts to reimburse tenants for future construction costs and tenant improvements, excluding transaction costs

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Per Square Foot Comparison (continued) 10 Project Total Investment (1) Rentable Sq. Ft. Purchase Price Per Sq. Ft. Comments The Green Solution (CO) $11.3 million 58,000 $194 Rehab of existing facility Vireo (NY) $6.4 million 40,000 $160 Rehab of existing facility Highly efficient operation Vireo (MN) $6.0 million 39,000 $154 New construction Smaller footprint Vireo (PA) $9.6 million 89,000 $108 Rehab of existing facility Highly efficient operation The Pharm (AZ) $18.0 million 358,000 $50 Rehab of existing facility Large scale w/ expansion potential Variances in construction type (industrial vs. greenhouse), market, building size, location, and other factors may result in significant differences in purchase prices per square foot (1) Includes committed amounts to reimburse tenants for future construction costs and tenant improvements, excluding transaction costs

Financial Statistics 11 Innovative Industrial Properties Financial Statistics Current base rent and property management fees as of 12/21/18 (1) $25.6 million annually Equity capital raised (net proceeds) $268.4 million Capital committed/invested (2) $167.4 million Current yield on invested capital as of 12/21/18 (3) 15.3% Debt to equity / interest coverage ratio 0% / 0 x Annualized common stock dividend per share (4) $1.40 Long - term targeted dividend payout ratio 75 to 85% of AFFO (7) Shares of common stock outstanding as of 12/21/18 (5) 9,775,800 Estimated 2019 cash general and admin. expense (6) $5.5 – $6.5 million Common stock ownership (directors and officers) (5) 5.0% (1) Includes current base rent, supplemental rent (with respect to the PharmaCann NY property) and property management fees, after the expiration of applicable base rent abatement periods (2) Includes the initial purchase prices and funding of tenant improvements and construction funding for properties of approximately $ 147 . 9 million in the aggregate (excluding transaction costs) and $ 19 . 5 million for reimbursement of tenant improvements and construction funding, which have been committed . (3) Average yield is calculated as the sum of the current base rents, supplemental rent (with respect to the PharmaCann NY property) and property management fees, after the expiration of applicable base rent abatement periods, divided by the aggregate investment in the properties (excluding transaction costs and including aggregate potential development funding and tenant reimbursements of approximately $ 19 . 5 million) . (4) Reflects annualized common stock dividend declared on June 15 , 2018 of $ 0 . 25 per share . The decision to declare and pay dividends is at the sole discretion of our board of directors in light of conditions then existing, and there can be no assurance that a dividend will be declared and paid for any time period in any amount . (5) Based on Form 4 filings and 9 , 775 , 800 shares outstanding as of December 31 , 2018 . (6) Management’s estimated range of annual cash general and administrative expense for 2019 (7) Please refer to the company’s earnings press release issued on November 7 , 2018 for the definition of AFFO (a supplemental non - GAAP financial measure) and reconciliation of AFFO to GAAP net income available to common stockholders .

The Highlights 12 » Focused Strategy » Experienced Management Team » Unlevered Balance Sheet » Strong and growing industry

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